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                                                                    EXHIBIT 23.3

                        INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Citizens, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

/s/ KPMG LLP

Dallas, Texas
February 12, 2002